                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                        (Amendment No. _________________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement

[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                               OPTIMUM FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.

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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number,
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[DELAWARE INVESTMENTS LOGO]

                               OPTIMUM FUND TRUST
                          Optimum Large Cap Value Fund
                          Optimum Small Cap Value Fund
                           Optimum International Fund
                           Optimum Fixed Income Fund

                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                         ADJOURNED TO NOVEMBER 29, 2005

Dear Shareholder:

We are writing to inform you that the Joint Special  Meeting of  Shareholders of the above-mentioned Funds, which was originally scheduled for November 17, 2005, has been  adjourned  due to a lack of  investor  response.  This  meeting is now scheduled  for  November  29, 2005 at 4:00 p.m.,  Eastern  Time,  at 2005 Market
Street, 30th Floor Board Room, Philadelphia, PA 19103. Our records indicate that we still have not received your voting instructions.

                            YOUR VOTE IS IMPORTANT!

Shareholders  of  each  Fund  are  separately  being  asked  to  approve  a  new
Sub-Advisory Agreement.  After careful review, your Fund's Board of Trustees has recommended that shareholders  vote to approve the proposal  applicable to them.
We urge you to act promptly in order to allow us to obtain a  sufficient  number of votes,  avoid the cost of additional  solicitation,  and the  possibility  of another meeting adjournment.

Your vote is important no matter how many shares you own. IN ORDER FOR YOUR VOTE
TO BE  REPRESENTED,  WE MUST RECEIVE YOUR  INSTRUCTIONS  PRIOR TO THE RECONVENED
MEETING TO BE HELD ON NOVEMBER 29, 2005.

For your  convenience,  please utilize one of the easy methods below to register your vote:

1.   BY PHONE.
Please  call   Computershare   Fund   Services   toll-free  at   1-866-343-1411.
Representatives  are available to take your vote Monday  through  Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday  from 12:00 p.m. to 6:00 p.m.
Eastern Time. Please have your proxy card(s) and control number(s) handy.

2.   BY TOUCH-TONE PHONE.
Dial the  toll-free  number  found on your proxy  card(s)  and follow the simple instructions.

3.   BY INTERNET.
Visit www.proxyvote.com and follow the simple instructions after entering the 12 digit control number located on your proxy card(s).

4.   BY MAIL.
Simply return your executed proxy card(s) in the enclosed postage paid envelope.

      Please try to utilize either option 1, 2, or 3 to register your vote so it may be received in time for the meeting.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!